UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 2, 2007

MFRI, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-18370	36-3922969
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7720 Lehigh Avenue Niles, Illinois	60714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 966-1000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As of February 2, 2007, MFRI, Inc. (the “Company”) entered into Common Stock Purchase Agreements with a number of institutional investors in connection with the sale (the “Sale”) by the Company of approximately 1,000,000 shares of common stock of the Company (the “Common Shares”) at a price of $18.50 per share. The Common Shares are being offered pursuant to an existing effective shelf registration statement on Form S-3 (Registration No. 333-139432) that the Company filed with the U.S. Securities and Exchange Commission on December 15, 2006. The sale of 608,000 Common Shares occurred on February 5, 2007 and the sale of the remaining Common Shares is expected to close on or about February 6, 2007.

Item 7.01. Regulation FD Disclosure.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 of this report, including Exhibit 99.1, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in the exhibits listed in Item 9.01 below is incorporated herein by reference.

Item 8.01. Other Events.

As of February 6, 2007, the Company entered into a Placement Agent Agreement with Lane Capital Markets, LLC relating to the placement of certain of the Common Shares in the Sale.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Form of Common Stock Purchase Agreement dated as of February 2, 2007 by and between MFRI, Inc. and the purchaser(s).
1.2	Placement Agent Agreement dated as of February 6, 2007 by and between MFRI, Inc. and Lane Capital Markets, LLC.
99.1	Press Release dated February 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFRI, INC.
(Registrant)

Date: February 6, 2007	By:	/s/ Michael D. Bennett
Michael D. Bennett
Vice President

EXHIBIT INDEX

Exhibit Number	Description
1.1	Form of Common Stock Purchase Agreement dated as of February 2, 2007 by and between MFRI, Inc. and the purchaser(s) named therein.
1.2	Placement Agent Agreement dated as of February 6, 2007 by and between MFRI, Inc. and Lane Capital Markets, LLC.
99.1	Press Release dated February 5, 2007.